                                                                   EXHIBIT 10.14

                                   ATG INC.
                                   --------

                           STOCK PURCHASE AGREEMENT
                           ------------------------


This Agreement is made and dated as of, _________ ___, 19     between ATG, INC.,
a California Corporation with its principal office located at 47375 Fremont Boulevard, Fremont, California 94538 (the "Company"), and __________________ (the "Purchaser").

1.   Purchase and Sale of Shares.
     ----------------------------

     1.1    Sale and Issuance of Shares.  Subject to the terms and conditions
            ---------------------------
hereof, the Company shall issue and sell to the Purchaser, and the Purchaser
shall purchase from the Company,       shares (the "Shares") of Common Stock for
a cash purchase price of $_________. Such purchase of stock is for investment purpose only.

     1.2    Closing.  The closing of the purchase and sale of the Shares
            --------
hereunder (the "Closing") shall be held at the ATG Inc. office at 47375 Fremont Blvd. on ______________________ or at such other time and place as is agreed by the parties. (The date of the Closing is hereinafter referred to as the "Closing Date"). At the Closing, the Company will deliver to the Purchaser a certificate representing the Shares, which Shares shall be registered in the Purchaser's name, upon the Purchaser's delivery to the Company of the purchase price therefor by cashier's or certified check, in the amount of $__________ payable to the order of the Company.

2.   Definitions.
     ------------

     For purposes of this Agreement: (a) The "Business" of the Company shall mean the business, properties, prospects, assets, liabilities or condition (financial or otherwise) of the Company or any Subsidiary, taken as a whole; (b) "Material Adverse Event" shall mean an occurrence or occurrences having a consequence that, individually or in the aggregate, either (i) adversely affects ten percent (10%) or more of the Business of the Company, or (ii) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might adversely affect ten

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percent (10%) or more of the Business of the Company; and (c) "the Subsidiaries"
of the Company shall mean the companies listed on the Disclosure Schedule as Subsidiaries of the Company including, without limitation, National Safety Consultants, Inc., Allied Ecology Services, Inc. and ATG Richland Corporation.

3.   Representations and Warranties of the Company.
     ----------------------------------------------

     The Company represents and warrants to the Purchaser that, as of the date of this Agreement, except as set forth on the attached Disclosure Schedule, or set forth in the Financial Statements:

     3.1    Organization and Standing.  The Company and each of its Subsidiaries
            -------------------------
is a corporation duly organized and validly existing and is in good standing in the jurisdiction of its incorporation, and is authorized in the jurisdiction of its incorporation to exercise its corporate powers, rights and privileges. The Company and each Subsidiary has all requisite corporate power and authority to own and lease its property and conduct its business as presently conducted.

     3.2    Authorization.  All corporate action on the part of the Company and
            --------------
its officers, directors and shareholders that is necessary for the authorization, execution and delivery of this Agreement, the Shareholders' Agreement date as of the date hereof, among the Company and the signatories thereto (the "Shareholders' Agreement"), the form of which is attached as Exhibit A hereto, and any other agreements entered into by the Company in order to fulfill the transactions contemplated by this Agreement (the Shareholders' Agreement and such other agreements referred to collectively as the "Other Agreements"), for the performance of the Company's obligations hereunder and thereunder and for the issuance and delivery of the Shares, has been taken or will be taken prior to the Closing. This Agreement and the Other Agreements, when executed and delivered, shall constitute legal, valid and binding obligations of the Company.

     3.3    Capitalization.
            ---------------

            3.3.1.  Authorized.  The authorized capital stock of the Company
                    -----------
consists of 5,000,000 shares of common stock, no par value ("Common Stock"). The Common Stock has the rights and privileges set forth in the Articles.

            3.3.2.  Issued.  There are issued and outstanding __________ shares
                    -------
of Common Stock. A list of all the shareholders of the Company with the number of shares owned by each shareholder as of the date hereof is set forth in the Disclosure Schedule. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

     3.4    Subsidiaries.  The Company owns the percentage of the capital stock
            -------------
specified opposite the name of each Subsidiary in the Disclosure Schedule. The Company does not presently own or control, directly or indirectly, any equity interest in any corporation, association or business entity other than its Subsidiaries. Except as set forth in the Disclosure Schedule, the Company is not, directly or indirectly, a participant in any joint venture or partnership.

     3.5    Validity of Securities; Compliance with Security Laws.  The Shares,
            ------------------------------------------------------
when issued, sold and delivered in accordance with the terms of this Agreement and the Articles, will be duly and validly issued, fully paid and nonassessable, will be free and clear of any liens or encumbrances and will be issued in compliance with applicable federal and state securities laws; provided, however, that the Shares may be subject to restrictions on transfer under state and federal securities laws and under the Shareholders' Agreement.

     3.6    Governmental Consents.  No consent, approval, order or authorization
            ----------------------
of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of the Agreement and the Other Agreements, except for the notification of change in ownership to be filed with the Small Business Administration and filings required by applicable state securities laws, all of which shall be properly and timely filed by the Company.

     3.7    Compliance with Other Instruments.  The execution, delivery and
            ----------------------------------
performance of this Agreement and the Other Agreements will not result in any violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under, or require any consent or waiver (which has not been obtained) under, any Contract (as such term is defined in Section 3.12 below). The execution, delivery and performance of this Agreement and the Other Agreements and the issuance and sale of the Shares will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any Subsidiary.

     3.8    Compliance With Laws; Permits.  To the knowledge of the Company: (a)
            ------------------------------
the Company and each of the Subsidiaries is in substantive compliance with all governmental statutes, laws, ordinances, rules and regulations known to the Company to be applicable to it or to any Subsidiary; (b) the execution, delivery and performance of this Agreement and the issuance and sale of the Shares will not result in any violation of any governmental statute, rule or regulation applicable to the Company or any Subsidiary; (c) the Company and each Subsidiary has all permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body (collectively, the "Permits") that are material to or necessary in the conduct of its business; (d) all Permits are in full force and effect, no violations have been recorded in respect of any such Permits, and no proceedings are pending or threatened to revoke or limit any such Permits.

     3.9    Litigation.  To the Company's knowledge, there is no action, suit,
            -----------
proceeding, or investigation (collectively, "Actions") pending or currently threatened against the Company or any Subsidiary which questions the validity of this Agreement or the Other Agreements or the right of the Company to enter into such agreements or to consummate the transactions contemplated hereby and thereby, or which might result, either individually or in the aggregate, in a Material Adverse Event or any change in the current equity ownership of the Company or any Subsidiary, nor is the Company aware that there is any reasonable basis for the foregoing. The Disclosure Schedule lists all of the Actions to which the Company or any Subsidiary is a party or to its knowledge is threatened to be made a party or which to its knowledge are otherwise pending. To the Company's knowledge, neither the Company nor any Subsidiary is a party or subject to, and none of their assets are bound by, the provisions of any order, writ, injunction, judgement or decree of any court or government agency or instrumentality. The Disclosure Schedule lists all material Actions which the Company or any Subsidiary intends to initiate.

     3.10   Financial Statements.
            ---------------------

            (a) The Company has delivered to the Purchaser its audited consolidated balance sheet at December 31, _________, December 31, __________ and December 31, __________, a copy of which is attached as Exhibits B-1 and B-2 respectively, and its audited consolidated statements of income, of changes in shareholder's equity and of changes in financial position for the years then-ended (collectively, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present the consolidated financial condition of the Company and its subsidiaries as of the respective dates of the balance sheets contained therein, and the statements of operations contained therein accurately present the consolidated operating results of the Company and its subsidiaries during the periods respectively indicated therein.

            (b) All accounts receivable, if any, of the Company (including those reflected on the unaudited balance sheet included in the Financial Statements or acquired on or prior to the Closing Date) arose in the ordinary and usual course of business of the Company, as the case may be, represent valid obligations due to the Company and have been collected or are, to the Company's knowledge, collectible in the ordinary and usual course of business in the aggregate recorded amounts hereof in accordance with their terms.

     3.11   Absence of Changes.  Since the date of the most recent balance sheet
            -------------------
included in the Financial Statements:

            (a) Neither the Company nor its subsidiaries entered into any transaction involving amounts in excess of $100,000 that was not in the ordinary course of its business;

            (b) There have been no events or conditions that, either individually or in the aggregate, might constitute a Material Adverse Event;

            (c) There has not been any change in the assets, liabilities or financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which, individually or in the aggregate, would not constitute a Material Adverse Event;

            (d) Neither the Company nor its subsidiaries has declared or paid any dividend or made any distribution on its capital stock, or redeemed, purchased or otherwise acquired any of its capital stock;

            (e) There have not been any loans made by the Company to its employees, officers or directors other than advances of expenses made in the ordinary course of business;

            (f) There has not been any waiver by the Company of a right or of a debt owed to it where the value of such right or debt is in excess of $100,000; and

     3.12   Material Contracts and Commitments.  The Disclosure Schedule lists
            -----------------------------------
(i) all of the Company's and each Subsidiary's contracts, pursuant to which either the Company, a Subsidiary or another party thereto is obligated to pay in excess of $300,000 or which require the Company's performance or payment beyond 1996, (ii) all licenses and pending applications for licenses from governmental authorities (other than local business licenses) required by the Company in the conduct of its business.

     3.13   No Defaults.  Neither the Company nor, to the Company's knowledge,
            ------------
any Subsidiary, is in violation of its Articles or Certificate of Incorporation, bylaws or other charter document or, to the Company's knowledge, in material default under any of the Contracts. To the Company's knowledge, no other party to any of the Contracts is in material default thereunder.

     3.14   Voting or Other Stock Agreements.  There are no agreements or
            ---------------------------------
arrangements between the Company or any Subsidiary and any of the Company's shareholders, or to the knowledge of the Company, between or among any of the Company's shareholders, which grant special rights with respect to any shares of the Company's capital stock or which in any way affect any shareholder's ability or right freely to alienate or vote such shares.

     3.15   Title to Property and Assets.  The Company and each of its
            -----------------------------
Subsidiaries has good and marketable title to its properties and assets, both real and personal, and to all its leasehold interests, in each case free and clear of all mortgages, liens, security interests and encumbrances, except (a) as stated in the Financial Statements or in the notes thereto, (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialment and the like, (d) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation and
(e) for minor defects in title, none of which, either individually or in the aggregate, materially interferes with the use of such property. The properties and assets of the Company and each Subsidiary are in good condition and repair in all material respects.

     3.16   Employee Compensation Plans.  Neither the Company nor any Subsidiary
            ----------------------------
is a party to or bound by any currently effective deferred compensation agreement, bonus plan, incentive plan or arrangement, profit sharing plan, retirement agreement or other employee compensation agreement.

     3.17   Disclosure.  No representation, warranty or statement by the Company
            -----------
in this Agreement or in any written statement or certificate furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact or, when taken together, any material omission.

     3.18   Transaction with Affiliates.  Except for (i) transactions relating
            ----------------------------
to purchases of shares of the Company's Common Stock, (ii) regular salary payments and fringe benefits under the Company's standard compensation arrangements, (iii) the transactions listed in the Disclosure Schedule and (iv) the issuance and sale of the Shares pursuant to the terms and conditions of this Agreement, none of the officers, employees or directors of the Company or any Subsidiary or any member of their immediate families, or any other Affiliate of the Company or, to the Company's knowledge, of any Subsidiary or any such persons, are a party to any arrangement, transaction or business relationship with the Company or any Subsidiary. There have been no assumptions or guarantees by the Company or any Subsidiary of any obligations of such persons or Affiliates. For purposes of this Agreement, the term "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with the Company or any Subsidiary, and for the purposes of this definition, "control" (including with corrective meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person or entity, whether through the ownership of voting securities or by contract or otherwise.

     3.19   Tax Returns and Audits.  The Company and each of its Subsidiaries
            -----------------------
has duly prepared and timely filed all governmental tax returns required to be filed by it and has paid or established adequate reserves in the Financial Statements for the payment of all taxes, assessments, fees and charges shown on such returns or on assessments received by the Company or any Subsidiary. No deficiency assessment or proposed adjustment of the Company's or of any Subsidiary's income taxes is pending.

     3.20   Insurance.  The Company and its Subsidiaries have, or will have, as
            ----------
of the Closing Date, fire, casualty and liability insurance policies, with extended coverage, in such amounts and with such policy limits as are normal for companies of similar size and engaged in a similar business. The Disclosure Schedule sets forth an accurate and complete list of all policies of insurance maintained by the Company, in effect of the Closing Date, indicating in each case, the category of risks covered, the names of the underwriters and the policy limits.

     3.21   Offering.  Subject to the accuracy of the Purchaser's
            ---------
representations in Section 4 hereof, the sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of section 5 of the Securities Act of 1933 (the "Act").

     3.22   Minute Books.  The minute books of the Company contain a complete
            -------------
summary of all meetings of directors and stockholders since the time of incorporation of the Company and reflect all transactions referred to in such minutes accurately in all material respects.

     3.23   Special Status.  The Company is a "small business concern owned and
            ---------------
controlled by socially and economically disadvantaged individuals" within the terms of Section 8 (a) of the Small Business Act [15 U.S.C.A. 637 (a)]. To the knowledge of the Company, the execution, delivery and performance of this Agreement and the issuance and sale of the Shares will not result in any change in the Company's status for purposes of Section 8 (a) of the Small Business Act [15 U.S.C.A. 637(a)].

4.   Representations, Warranties of the Purchaser and Restrictions on Transfer
     -------------------------------------------------------------------------
Imposed by the Act.
-------------------

     4.1    Representations and Warranties.  The Purchaser hereby represents and
            -------------------------------
warrants to the Company as follows:

            4.1.1.  Authorization.  Assuming due execution and delivery by the
                    --------------
Company, this Agreement and any of the Other Agreements to which the Purchaser is a party constitute legal, valid and binding obligations of the Purchaser.

            4.1.2.  Investment.
                    -----------

                    (a) The Purchaser is aware that the Shares have not been registered under the Act nor qualified under the California Securities Law on the ground that no distribution or public offering of the Shares is to be effected, and that in this connection the Company is relying in part on the representations of the Purchaser set forth in this Section 4;

                    (b) The Purchaser has been further advised that no public market now exists for any of the securities issued by the Company and that a public market may never exist for the Shares;

                    (c) The Purchaser is purchasing the Shares for his own account and not with a view to, or for sale in connection with, any distribution thereof;

                    (d) By reason of his business or financial experience, the Purchaser has the capacity to protect his own interest inconnection with the transactions contemplated hereunder;

                    (e) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; and

                    (f) The Purchaser is an Accredited Investor, as defined in Rule 501 of Regulation D.

     4.2    Transfer of Securities.  None of the Shares shall be transferable
            -----------------------
except subject to the Shareholders' Agreement and upon the conditions specified in this Section 4.2, which conditions are intended to insure compliance with the provisions of the Act in respect to the transfer of such Shares.

            4.2.1.  Legend.  Unless and until otherwise permitted by this
                    -------
Section 4.2, each certificate or other document evidencing any of the Shares shall be endorsed with a legend substantially in the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS IN ACCORDANCE WITH THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND UNLESS PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT, OR IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

            4.2.2.  Restrictions of Transfer.  The Company shall not be required
                    -------------------------
to register any transfer of Shares unless and until one of the following events shall have occurred:

                    (a) The Company shall have received a statement of the circumstances surrounding the transfer and, if reasonably requested by the Company, an opinion of counsel for the Purchaser, in form and substance reasonably requested by the Company, an opinion of counsel for the Purchaser, in form and substance reasonably acceptable to the Company and its counsel, stating that the transfer is (i) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder, and (ii) with the California Commissioner of Corporations; or

                    (b) The Shares are transferred pursuant to a registration statement which has been filed with the Commission and has become effective.

            Within five business days after delivery to the Company and its counsel of the statement or the opinion described in clause (a) above, the Company either shall deliver to the proposed transferor a statement to the effect that such statement or opinion is not satisfactory in the reasonable opinion of its counsel or shall authorize the Company's transfer agent to make the requested transfer.

            4.2.3   Termination of Registration and Removal of Legend.  The
                    --------------------------------------------------
restrictions on transfer imposed by this Section 4.2 shall cease and terminate as to the Shares, when (i) such securities shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration, or (ii) an acceptable opinion as described in Section 4.2.2. (a) states that all future transfers of such securities by the transferor or the contemplated transferee would be exempt for registration under the Act. When the restrictions on transfer contained in this Section 4.2 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive promptly from the Company, without expense to him, new certificates not bearing the legends set forth in Section 4.2.1.

     4.3    Brokers or Finders.  Other than the one described in the Disclosure
            -------------------
Schedule, the Purchaser has not incurred and will not incur, directly, or indirectly, any other liability for brokers' or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

     4.4    Financial Condition.  The Purchaser has the financial capability to
            --------------------
perform his obligations under this Agreement.

5.   Conditions to Obligations of Purchaser.
     ---------------------------------------

     The obligation of the Purchaser to purchase the Shares at the Closing is subject to each of the following conditions having been fulfilled on or prior to the Closing Date or waived by the Purchaser in accordance with the provisions of
Section 8.1 hereof;

     5.1    Representations and Warranties Correct; Performance of Obligations.
            -------------------------------------------------------------------
The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; no Material Adverse Event shall have occurred prior to the Closing Date.

     5.2    Consents and Waivers.  The Company shall have obtained any and all
            ---------------------
consents, permits and waivers and made all filings necessary or appropriate for consummation of the transactions contemplated by this Agreement.

     5.3    Shareholders' Agreement.  The Shareholders' Agreement and its
            ------------------------
Amendment shall not have been executed and delivered by each party thereto in substantially the form of Exhibit A hereto.

     5.4    Legal Investment.  At the time of the Closing, the purchase of the
            -----------------
Shares by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

     5.5    Satisfactory Proceedings.  All corporate and legal proceedings taken
            -------------------------
by the Company in connection with the transactions contemplated by this Agreement and all documents relating to such transactions shall be satisfactory to the Purchaser.

6.   Conditions to Obligation of the Company.
     ----------------------------------------

     The Company's obligation to issue, sell and deliver the Shares to the Purchaser at the Closing is subject to the following conditions having been fulfilled on or prior to the Closing Date or waived by the Company in accordance with the provisions of Section 8.1 hereof:

     6.1    Representations and Warranties.  The representations and warranties
            -------------------------------
made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

     6.2    Payment of Purchase Price.  The Company shall have received from the
            --------------------------
Purchaser on or prior to the Closing Date, a cashier's or certified check, in the amount of $_________, payable to the order of the Company.

7.   Covenants of the Company.
     -------------------------

     The Company hereby covenants and agrees as follows:

     7.1    Information.  The Company shall, subject to appropriate limitations
            ------------
to protect the confidentiality of such information, (i) furnish to the Purchaser such information concerning the Company as the Purchaser may from time to time reasonably request, including, without limitation, information as to the state of development of the Company's products and services, (ii) offer the Purchaser the right to visit the properties of the Company at reasonable times, to interview key employees of the Company at their places of employment at reasonable times and to examine the books of account of the Company.

     7.2    Cooperation.  The Company shall cooperate in supplying such
            ------------
information as may be reasonably requested by the Purchaser to complete and file any information reporting forms presently or subsequently required by any governmental agency in connection with the sale of the Shares.

     7.3    Confidentiality.  The Company agrees that, except as may be required
            ----------------
by applicable law, neither it nor its directors, officers or employees will disclose to any third party the names of the Purchaser, or any persons affiliated with the Purchaser.

     7.4    Transaction with Affiliates.  The Company shall not enter into any
            ----------------------------
arrangement transaction or business relationship with (i) any Subsidiary, (ii) any officer, employee or director of the Company or any Subsidiary, or any member of their immediate families, or (iii) any other Affiliates of the Company, any Subsidiary or any such persons, unless such arrangement, transaction or business relationship is at arms-length and for full and fair consideration.

     7.5    Use of Proceeds.  The proceeds from the sale of the Shares shall be
            ----------------
used by the Company only for the purposes stated in the Disclosure Schedule.

     7.6    Termination of Covenants.  The covenants of the Company set forth in
            -------------------------
Section 7.1 shall be terminated and be of no further force or effect upon the date when a registration statement filed by the Company under the Act, in connection with the first underwritten public offering of its securities on Form S-1, became effective.

     7.7    Rule 144.  The Company covenants that (i) at all times after the
            ---------
Company first becomes subject to the reporting requirements of Section 13 or 15
(d) of the Securities Exchange Act of 1934, the Company will use its best efforts to comply with the current public information requirements of Rule 144
(c) (1); (ii) if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Common Stock, the Company will use its best efforts to make publicly available the information required by Rule 144 (c)
(2); and (iii) at all such times as Rule 144 is available for use by the Purchaser, the Company promptly will furnish the Purchaser upon request with all information within the possession of the Company required for the preparation and filing of Form 144, and (iv) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended.

     7.8    Piggy-Back Registration Rights.
            -------------------------------

            7.8.1   Notice of Piggyback Registration and Inclusion of the
                    -----------------------------------------------------
Shares.  In the event the Company decides to register any share of the Common
-------
Stock in compliance with the Act, the Company will on each occasion: (i) promptly give the Purchaser written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and
(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares as specified in a written request delivered to the Company by the Purchaser within 15 days after delivery of such written notice from the Company.

            7.8.2   Underwriting in Piggyback Registration.  If the registration
                    ---------------------------------------
of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to Section 7.8.1. In such event the right of the Purchaser to registration shall be conditioned upon such underwriting and the inclusion of the Shares in such underwriting to the extent provided in this
Section 7.8. All shareholders proposing to distribute their shares of Common Stock through such underwriting shall (together with the Company and the other shareholders distributing their shares through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering. The Purchaser shall have the right to participate in the selection of the underwriters for an offering pursuant to this Section 7.8.

     7.9    No Dilution.  From and after the Closing Date, the Company shall not
            ------------
issue any shares of its capital stock or any other securities, or grant any rights, options, warrants, preemptive rights, conversion rights or other rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any other securities, to any person or entity (collectively, and "Event"), without (a) first granting to the Purchaser the right to purchase or acquire such share or other securities, on the same terms and conditions as those governing the rights granted to or agreements with such other person or entity, so that the Purchaser may continue to hold, on a fully diluted basis, the same percentage of equity interest in the Company, after accounting for such Event as prior to accounting for such Event, or (b) otherwise taking any and all steps necessary to ensure that, after accounting for such Event, the Purchaser would continue to hold, on a fully diluted basis, the same percentage of equity interest in the Company as prior to accounting for such Event.

8.   Miscellaneous.
     --------------

     8.1    Waivers and Amendments.  Any term of this Agreement may be amended,
            -----------------------
and the observance of any terms of this Agreement may be waived in any respect, only with the written consent of the Purchaser and the Company. The Purchaser shall have the absolute right to exercise or refrain from exercising any right or rights that the Purchaser may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company to amend or modify this Agreement.

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

     8.2    Governing Law.  This Agreement shall be governed in all respects by
            --------------
the laws of the State of California applicable to agreements between California residents entered into and to be performed entirely within California.

     8.3    Survival.  The representations, warranties, covenants and agreements
            ---------
made herein shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be the representations and warranties of the Company hereunder as of the date of such certificate or instrument.

     8.4    Successors and Assigns.  The provisions hereof shall inure to the
            -----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     8.5    Entire Agreement.  This Agreement, the Other Agreements and the
            -----------------
other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.6    Notices, Etc.  All notices and other communications required or
            -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon the seventh day following mailing by registered air mail, postage prepaid, addressed (a) if to the Purchaser, at his address set forth on the first page of this Agreement, or at such other address as he shall have furnished to the Company in writing, and (b) if to the Company, to its address set forth on the first page of this Agreement, or at such other address as the Company shall have furnished to the Purchaser.

     8.7    Delays or Omissions.  No delay or omission to exercise any right,
            --------------------
power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party or be construed to be a waiver thereof. Waiver by a party of any term or condition of this Agreement hereto shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

     8.8    Severability.  If any provision of this Agreement is held to be
            -------------
invalid or unenforceable, it shall, to the extent possible, be modified so as to carry out the intent of the parties to the extent possible, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     8.9    Counterparts.  This Agreement may be executed in any number of
            -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their respective representatives thereunto duly authorized as of the day and year first above written.

COMPANY:                                PURCHASER:

ATG INC., a California                  ____________________________
Corporation

By___________________________


Title________________________

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